NATIONS FUND TRUST

                      NATIONS MARSICO FOCUSED EQUITIES FUND
                      NATIONS MARSICO GROWTH & INCOME FUND

                        Supplement dated December 1, 1998
                      to Prospectuses dated August 1, 1998

         The combined prospectuses for the Primary A, Primary B, Investor A, Investor B and Investor C Shares of Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund are hereby supplemented by deleting the sixth paragraph under the heading "How the Funds Are Managed--Investment Adviser" concerning Marsico Capital Management, LLC and inserting in its place the following:

                  Marsico Capital Management, LLC, located at 1200 17th Street, Suite 1300, Denver Colorado 80202, serves as the investment sub-adviser to Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund pursuant to an investment sub-advisory agreement. On November 10, 1998, NationsBank announced its intention to exercise an option to purchase 50% ownership of Marsico Capital. Pursuant to the 1940 Act, the exercise of that option would be deemed to cause a "change in control" of Marsico Capital, resulting in the automatic termination of Marsico Capital's investment sub-advisory agreement. In order for Marsico Capital to continue serving as the investment sub-adviser to Nations Marsico Focused Equities Fund and Nations
         Marsico Growth & Income Fund after the option is exercised, the shareholders of Nations Marsico Focused Equities Fund and Nations Marsico Growth & Income Fund must approve the continuation of the investment sub-advisory agreement. Early in 1999, it is expected that the Trust will call a special meeting of shareholders seeking their approval for the continuation of the Marsico Capital investment sub-advisory agreement.